Exhibit 99.2

Filed by AsiaInfo Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities and Exchange Act of 1934

Commission File No. 001-15713

Exhibit 99.3

AsiaINFO LINKAGE

A Leading Provider of Telecom Software and IT Security Solutions in China

AsiaInfo Merger with Linkage Technologies

Investor Presentation

NASDAQ:ASIA

AsiaINFO LINKAGE

Safe Harbor

The information contained in this presentation is as of December 4, 2009. We assume no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments. This presentation contains forward-looking information about future performance, revenue and cost synergies, cross-selling opportunities and other anticipated outcomes of the business combination of AsiaInfo Holdings and Linkage Technologies. Among the factors that could cause actual results to differ materially are the following: the anticipated timing of filings and approvals relating to the proposed business combination; the satisfaction of other closing conditions; the expected timing of the completion of the acquisition; the ability to successfully integrate the products, services and employees of AsiaInfo and Linkage; the ability to successfully develop and market new products and services, and the uncertainty of whether our products and services will achieve market acceptance or result in revenue growth; and the continued performance or market growth of the combined company’s products and services. A further list and description of these risks, uncertainties, and other matters can be found in AsiaInfo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and in our periodic reports on Forms 10-Q and 8-K filed with the United States Securities and Exchange Commission and available at www.sec.gov.

ASIAINFO HOLDINGS INTENDS TO FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) RELATING TO ASIAINFO’S SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ASIAINFO FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS. ALL ASIAINFO SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT FILED WITH THE SEC BY ASIAINFO AT WWW.ASIAINFO.COM, AND THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

AsiaINFO LINKAGE

Transaction Highlights

Overview

➢ Merger of AsiaInfo Holdings, Inc. (“AsiaInfo”) and Linkage Technologies (“Linkage”) to form AsiaInfo-Linkage, Inc. (“AsiaInfo-Linkage”)

Consideration

➢ Cash and AsiaInfo common stock

✓ Cash consideration: US$60 million

✓ Linkage’s existing shareholders will hold 35.8% of AsiaInfo-Linkage

Governance

➢ AsiaInfo’s President and CEO, Steve Zhang, will become President and CEO of AsiaInfo-Linkage

➢ Libin Sun will be Executive Co-Chairman and James Ding will be Co-Chairman of the board

➢ The board of directors of AsiaInfo-Linkage will be expanded to 9 members, consisting of 6 members from the AsiaInfo board and 3 members appointed by Linkage

Transaction Timing

➢ Proxy material: Expected to be sent to shareholders in Q1 2010

➢ Transaction closing: Expected to close by the end of Q1 or early Q2 of 2010

Pro-Forma EPS Impact

➢ Expected to be accretive to non-GAAP EPS in 2010

AsiaINFO LINKAGE

Background of Linkage

¡ Commenced operations in 1997 through Lianchuang Technology Company Limited, reorganized in 2004 as Linkage Technologies

¡ Leading provider of software solutions and IT services for the telecommunications industry in China with key customers China Mobile, China Unicom and China Telecom

¡ Headquartered in Nanjing, Linkage operates 6 R&D centers and 15 representative offices throughout China

¡ Linkage’s key products include Business Operation Support Systems (BSS), Operation Support Systems (OSS) and Business Intelligence Systems (BI)

¡ 3,465 employees as of September 30, 2009 with 3,308 employees dedicated to research, development and implementation

AsiaINFO LINKAGE

Strategic Rationale for the Transaction

Comprehensive Product and Service Offerings to Better Serve Our Customers

Significant Revenue and Cost Synergies

Market Leader with Extensive Customer Base

Excellent R&D Capability

Experienced Management Team

Strong Financial Profile

AsiaINFO® + LINKAGE

AsiaINFO LINKAGE

Comprehensive Product & Service Offerings

Key Product & Service Offerings of AsiaInfo Linkage

BSS

➢ Billing

➢ Customer Relationship Management (CRM)

BI

➢ Data warehousing platform

➢ Data mining applications

OSS

➢ Network management systems

➢ Resource management

Service & Data Application Solutions

➢ Mobile e-mail system

➢ Mobile device management

Network Infrastructure Solutions

➢ Network planning, design and implementation

➢ Integrated network management

More comprehensive products & service offerings increase cross-selling and create new revenue drivers

AsiaINFO LINKAGE

Anticipated Revenue and Cost Synergies

AsiaINFO® LINKAGE

Revenue Synergy

✓ Cross-selling of new solutions to deepen “share of wallet” with existing customers

✓ Larger organization with broader product line to penetrate new customers and markets

Cost Synergy

✓ Sales

✓ Back office

✓ R&D

AsiaINFO LINKAGE

Market Leader with Extensive Customer Base - China Mobile

CHINA MOBILE AsiaINFO® LINKAGE Combined

CRM 11 7 18

Billing 11 7 18

BI 16 3 19

Note: Each bar represents the number of provinces covered. There are 32 addressable markets in total (31 provinces and the headquarters of the carrier) for each product

AsiaINFO LINKAGE

Market Leader with Extensive

Customer Base - China Telecom

CHINA TELECOM AsiaINFO® LINKAGE Combined

CRM 4 8 è12

Billing 4 11 è 15

BI 4 8 è 12

Note: Each bar represents the number of provinces covered. There are 32 addressable markets in total (31 provinces and the headquarters of the carrier) for each product

AsiaINFO LINKAGE

Market Leader with Extensive

Customer Base - China Unicom

China unicom AsiaINFO® LINKAGE Combined

CRM 9 12 è 21

Billing 9 12 è 21

BI 2 3 è 5

Note: Each bar represents the number of provinces covered. There are 32 addressable markets in total (31 provinces and the headquarters of the carrier) for each product

Excellent R&D and Delivery Capability

Overview of R&D Centers



Beijing
Tianjin
Nanjing
Hangzhou
Chengdu
Changsha
Fuzhou
Guangzhou

- City with AsiaInfo Facilities
- City with Linkage Facilities
- City with both AsiaInfo and Linkage Facilities

Composition of Engineers

AsiaINFO | Linkage | Combined



~3,800
+
~3,300
=
~7,100

Intellectual Properties Overview

AsiaINFO | Linkage | Combined



24
12
+
10
14
=
34
26

AsiaINFO	Linkage	Combined
24 patents, additional 12 pending approval in China	10 patents, additional 14 pending approval in China and US[1]	34 patents, additional 26 pending approval in China and US

Approved / Pending

Combined R&D and delivery platform increases efficiency and boosts capability

(1) Linkage's core technologies are protected by those patents

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AsiaINFO LINKAGE

Experienced Management Team

Combined Management

➢ Steve Zhang: President & CEO

➢ Xiwei Huang: COO

➢ Wei Li: CFO

Board Composition

➢ The board will be expanded to 9 members, 6 members from the AsiaInfo board and 3 members appointed by Linkage

➢ Libin Sun: Executive Co-Chairman

➢ James Ding: Co-Chairman

Strong and experienced combined management team

AsiaINFO LINKAGE

Strong Financial Performance

AsiaInfo

Total Revenue

(US$ mm)

300

250

200

150

100

50

0

CAGR: 26.6%

109.6

132.8

175.5

121.9

173.1

2006A

2007A

2008A

1-3Q2008

1-3Q2009

Linkage

Total Revenue

(US$ mm)

300

250

200

150

100

50

0

CAGR: 37.4%

46.8

53.8

88.3

52.7

112.5

2006A

2007A

2008A

1-3Q2008

1-3Q2009

Operating Profit

(US$ mm)

40

30

20

10

0

CAGR: 219%

1.9

12.8

19.3

11.5

22.8

2006A

2007A

2008A

1-3Q2008

1-3Q2009

Operating Profit

(US$ mm)

40

30

20

10

0

CAGR: 43.8%

10.5

13.7

21.7

13.9

29.8

2006A

2007A

2008A

1-3Q2008

1-3Q2009

Source: Company filings

The Combination of AsiaInfo and Linkage Yields a Stronger Financial Model

Leader in China Telecom Software Market

Net Revenue	⬆	Growth of 25-30%
Software Products and Solutions Revenue	⬆	Over 85% of Total Revenue
Operating Margin	⬆	Continuous Expansion
Non-GAAP EPS CAGR	⬆	Exceeds Top Line Growth

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AsiaINFO LINKAGE

Growth Strategy

Provide comprehensive end-to-end product and service offerings

Increase “share of wallet” with existing customers by cultivating cross-selling opportunities

AsiaINFO® LINKAGE

More aggressively pursue overseas markets

Improve customer support services to increase satisfaction

AsiaINFO LINKAGE

Next Steps

¡ Formation of Integration Committee

- Co-chaired by Libin Sun and Steve Zhang

- Begin cooperation to further identify and realize operational benefits

¡ Integration plan for the companies will be formalized over the coming months

- Full integration of management and internal systems

¡ Proxy statement expected to be sent to shareholders in Q1 2010

¡ Anticipated closing by the end of Q1 or early Q2 of 2010

AsiaINFO LINKAGE

Q&A

Thank you!

Investor Relations Contact:

Sheryl Zhang

Email: ir@asiainfo.com

Tel: (8610) 8216 6039

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